Exhibit 99.1

IMMEDIATE RELEASE
PRESS RELEASE
April 21, 2008

ANGIOTECH ELECTS TO SUSPEND VASCULAR WRAP™  PIVOTAL CLINICAL TRIALS

VANCOUVER, BC, April 21, 2008 – Angiotech Pharmaceu ticals, Inc. (NASDAQ: ANPI, TSX:  ANP),  a  global  specialty  pharmaceutical  and  medical  device  company,  today  announced  that  it  has  elected  to  suspend  enrolment  in  its  U.S.  and  EU  human  clinical  trials  for  its  Vascular  Wrap  product   candidate   in   patients   undergoing   surgery   for   hemodialysis   access,   pending   a   safety  review  to  evaluate  an  imbalance  of  infections  that  have  been  observed  between  the  two  study  groups.   The  U.S. and  EU trials  each  consist of   two  study  groups; (1) patients  who  received the  graft / Vascular Wrap combination; and, (2) patients who received the graft alone.

At  the  onset  of  this  study  Angiotech  established  an  independent  Data  Safety  Monitoring  Board  (DSMB)  in  the  U.S.  to  monitor  any  unexpected  risks  or  safety  issues.     Angiotech  recently  submitted  a  safety  summary  of  adverse  events  from  the  U.S.  clinical  trial  to  the  DSMB,  based  upon  having  reached  the  25%  enrolment  threshold  in  the  U.S.  clinical  trial.   Subsequent  to  that  submission,  Angiotech  received  a  communication  from  the  DSMB  that  one  of  the  study  groups  had  a  greater  incidence  of  implant  site  infection  in  comparison  with  the  other  study  group.  Angiotech  is  blinded  to  the  groups  and  not  currently  aware  of  whether  the  increased  rate  of  infection  is  in  the  patient  group  that  received  the  graft  /  Vascular  Wrap  combination  or  in  the  patient  group  that  received  the  graft  alone.    As  a  result  of  these   observations,  Angiotech  has  elected to notify physicians to suspend further enrolment in the trials, pending a full review of the  potential cause of the implant site infections.

“We regard patient safety as the paramount obligati on of any company in our industry, and upon  further   adjudication   of   the   clinical  data,   we   hope   to   identify   the  underlying   cause   of   these  observed events, and to make a prudent and sensible decision regarding the future of this clinical  development program,” said Dr. Jeff Walker, Chief S cientific Officer of Angiotech.

Angiotech   is   conducting   a   detailed   analysis   that   seeks   to   determine   the   root   cause   of   the  imbalance  between  the  two  study  groups,  and  will  work  with  its  Clinical  Events  Committee,  the  DSMB, the Medicines and Healthcare products Regulatory Agency, and the U.S. Food and Drug  Administration to make near term decisions about the continuation of the trials.

Note on Forward Looking Statements

Statements contained in this press release that are  not based on  historical  fact, including  without limitation statements  containing  the  words  “believes,”  “may,”      “plans,”  “will,”  “estimate,”  “continue,” “anticipat es,”  “intends,”  “expects”  and  similar  expressions,  const    itute  “forward-looking  statements” within  the  meani  ng  of the U.S. Private  Securities  Litigation  Reform  Act of 1995 and constitute  “forward-looking informati on”  within  the  meaning  of  applicable  Canadian  securities  laws.  All  such  statements  are made  pursuant  to  the  “safe  harbor”  provisions  of  applicable  securities  l  egislation.  Forward-looking statements  may  involve,  but  are  not  limited  to,  comments  with  respect  to  our  strategies  or  future actions,  our  targets,  expectations  for  our financial condition and the results of, or outlook for, our operations, research development and product  and  drug  development.  Such  forward-looking  statements  involve  known and  unknown  risks,  uncertainties  and  other  factors  that  may  cause  the  actual  results,  events or developments  to  be  materially  different  from any future results, events or developments expressed or implied by such forward-looking statements.

Many  such  risks,  uncertainties  and  other  factors  are  taken  into  account  as  part  of  our  assumptions underlying  these forward-looking statements and include, among others, the following: general economic and business  conditions,  both  nationally  and  in  the  regions  in  which  we  operate;  market  demand;  technological changes  that  could  impact  our  existing  products  or  our  ability  to  develop  and  commercialize  future products;  competition; existing governmental regulations and changes in, or the failure to comply with, governmental  regulations;  adverse  results  or  unexpected  delays  in  drug  discovery  and  clinical  development processes;  decisions,  and  the  timing  of  decisions,  made  by  health  regulatory  agencies  regarding  approval  of our  technology and products; the requirement for substantial funding to conduct research and development and  to expand  commercialization  activities  or  consummate  acquisitions;  the  accuracy  of  our  estimations  of  the size of  the  market,  and  the  potential  market,  for  our  products  in  specific  disease  areas;  sales  numbers and future  guidance  publicly  provided  by  Boston  Scientific  Corporation  regarding  sales  of  their  paclitaxel- eluting   coronary   stent   products;   and   any   other   factors   that   may   affect   performance.   In   addition, our  business  is  subject  to  certain  operating  risks  that  may  cause  the  actual  results  expressed  or  implied by  the  forward-looking  statements  in  this  report  to  differ  materially  from  our  actual  results.  These operating  risks  include: our ability to attract and retain qualified personnel; our ability to successfully complete preclinical  and clinical development of our products; changes in business strategy or development plans; our failure to  obtain  patent  protection  for  discoveries;  loss  of  patent  protection  resulting  from  third  party challenges  to  our  patents;  commercialization  limitations  imposed  by  patents  owned  or  controlled  by  third parties;  our  ability  to  obtain  rights  to  technology  from  licensors;  liability  for  patent  claims  and  other claims  asserted  against us;   our ability to obtain and enforce timely patent and other intellectual property protection for our  technology  and  products;  the  ability  to  enter  into,  and  to  maintain,  corporate  alliances relating  to  the  development  and  commercialization  of  our   technology  and  products;  market  acceptance  of our  technology  and  products;  our  ability  to  successfully  manufacture,  market  and  sell  our  products;  the ability  of  Boston  Scientific  Corporation  to  successfully   manufacture,  market  and  sell  their  paclitaxel-eluting  coronary  stent  products;  the  continued  availability  of  capital  to  finance  our  activities;  our  ability to  achieve  the  financial  benefits  expected  as  a  result  of  the  acquisition  of  American  Medical  Instruments Holdings,  Inc.;  and  any  other  factors  referenced  in  our  annual  information  form  and  other  filings  with  the applicable  Canadian  securities  regulatory  authorities  or  the  Securities  and  Exchange  Commission.  Given these  uncertainties,  assumptions  and  risk  factors,  readers  are  cautioned  not  to  place  undue reliance  on  such  forward-  looking  statements.  We  disclaim  any  obligation  to  update  any  such factors  or  to  publicly  announce  the result of any revisions to any of the forward-looking statements contained in this press release to  reflect future results, events or developments.

Vascular WrapTM is a trademark of Angiotech Pharmaceuticals, Inc.

About Angiotech

Angiotech   Pharmaceuticals,   Inc.   is   a   global   specialty   pharmaceutical   and   medical device  company   with   over   1,500   dedicated employees.   Angiotech   discovers,   develops and  markets  innovative   treatment   solutions   for   diseases   or   complications   associated with medical   device  implants,  surgical  interventions  and  acute  injury.  To  find  out  more about Angiotech  (NASDAQ:  ANPI, TSX: ANP), please visit our website at www.angiotech.com.

FOR ADDITIONAL INFORMATION:

Deirdre Neary  Manager, Investor Relations  Angiotech Pharmaceuticals, Inc.

(604)  222-7056 dneary@angio.com